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                                                                    EXHIBIT 99.2

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CCAIR, INC.                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
4700 Yorkmont Road, 2nd Floor        DIRECTORS
Charlotte, North Carolina 28208      The undersigned hereby appoints Kenneth W. Gann and Eric
                                     W. Montgomery, and each of them, as Proxies, each with
                                     the power to appoint his substitute, and hereby
                                     authorizes such Proxies to represent and to vote, as
                                     designated below, all the shares of Common Stock of
                                     CCAIR, Inc. held of record by the undersigned on March
                                        , 1999, at the Special Meeting of Stockholders to be
                                     held on May    , 1999, or any postponement or
                                     adjournment thereof.
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PROXY

1. APPROVAL OF A PROPOSAL TO MERGE MESA MERGER CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF MESA AIR GROUP, INC., WITH AND INTO CCAIR, INC., AS DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

         [ ]  FOR               [ ]  AGAINST               [ ]  ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature if held jointly

                                          Dated:
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                                          PLEASE MARK, SIGN, DATE AND RETURN THE
                                          PROXY CARD PROMPTLY USING THE ENCLOSED
                                          ENVELOPE